EXHIBIT 10.1

                                     Between

                             Brampton Holdings Ltd.

                                       And

                            Duro Enzyme Products Inc.

This lease effective this 1st Day of October, 2000 by and between Brampton Holdings Ltd., an Ontario Corporation, hereinafter "Lessor" and Duro Enzyme Products Inc. "Lessee", but signed December 12, 2001.

     WITNESSETH:

1.   PREMISES:  20436  FRASER  HIGHWAY,  LANGLEY,  BC  SUITE  104.
     Lessor hereby Leases to Lessee and Lessee hereby Leases from the Lessor a portion of the premises, hereinafter the "premises", Commonly known as SUITE 104, 20436 Fraser Highway, Langley, BC, and consisting of approximately 5000 sq. feet in Langley British Columbia Canada.

2.   TERM
     The term of this lease shall be for two (2) years commencing on the effective date of October 1, 2000 and terminating September 30, 2002

3.   EXTENTION
     (THIS  LEASE  MAY BE EXTENTED AT THE OPTION OF LESSEE FOR AN     ADDITIONAL
TWO  YEAR  TERM)

     The term of this lease may be extended, at the option of the Lessee, for a successive period as agreed upon by Lessee and Lessor, such successive periods being referred to as the "extended term". The option to extend shall be exercised by the Lessee by giving written notice to the Lessor not less than ninety (90) days prior to the expiration of the existing term.

     Such extended term shall be upon the same terms, covenants and conditions, with the exception of the annual rent which shall be calculated as set forth below.

4.   RENT

     Base rent - The Lessee agrees to pay to the Lessor US$3,000 per month during the initial term of the lease.


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5.   OPERATING  EXPENSES
     All  operating  expenses  are  included  in  the  payment of the base rent.

6.   Notice
     Any notice required to be given by either party to the other shall be delivered at the below addresses:

Lessor:        BRAMPTON  HOLDINGS  LTD.
               20436  Fraser  Highway
               Langley,  BC
               V3A  4G2

Lessee:        DURO  ENZYME  PRODUCTS  INC.
               20436  Fraser  Highway
               Langley,  BC
               V3A  4G2

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.


Brampton Holdings Ltd.                         Duro Enzyme Products Inc.
by its Authorized signatory:                   by its Authorized signatory:


/s/  Jolene  Fuller                             /s/  Robert  Jackman
---------------------                          ----------------------
Signature                                      Signature


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